Mineral Royalty Interest	6 Months Ended
Jun. 30, 2019
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Mineral Royalty Interest
13.	Mineral Royalty Interest

On August 7, 2014, the Company purchased a 1.5% net smelter return royalty interest (the “Royalty”) in the Metates properties located in Mexico from Chesapeake Gold Corp. (“Chesapeake”) for the life of mine. Under the terms of the agreement, the Company paid total upfront cash consideration of $9 million. In accordance with the terms of the Royalty, on August 7, 2019, Chesapeake exercised its option to re-acquire two-thirds of the Royalty, or 1%, for the sum of $9 million so that the Company’s net smelter return royalty will be reduced to 0.5%. The Company also has a right of first refusal on any silver streaming, royalty or any other transaction on the Metates properties.

To date, no revenue has been recognized and no depletion has been taken with respect to this royalty agreement.